                                                                    EXHIBIT 99.4

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements of Health Fitness Corporation ("Health Fitness") are based upon Health Fitness' historical financial statements, adjusted to give effect to Health Fitness' acquisition of HealthCalc.Net, Inc. ("HealthCalc") in accordance with the terms of that certain Stock Purchase Agreement between Health Fitness and HealthCalc, dated as of December 23, 2005 (the "Stock Purchase Agreement").

The unaudited pro forma combined results of operations for the nine months ended September 30, 2005 and year ended December 31, 2004 give effect to our acquisition of HealthCalc as if it had occurred at the beginning of each of the respective periods. The unaudited pro forma combined balance sheet as of September 30, 2005 gives effect to our acquisition of HealthCalc as if it occurred on September 30, 2005. The pro forma information contained in the pro forma combined financial statements may not be indicative of the information that we would have reported had our acquisition of HealthCalc actually occurred on a date earlier than December 23, 2005, or of our future financial results or prospects.

The unaudited pro forma combined financial statements do not include the effects of two transactions that occurred subsequent to September 30, 2005, and prior to December 23, 2005. You should be aware of the following transactions since the transactions and the accounting treatment for them may cause the unaudited pro forma combined financial statements not to be indicative of the financial results, including cash balances and earnings per share, or prospects of the combined businesses subsequent to September 30, 2005:

      - On November 14, 2005, Health Fitness issued an aggregate of 1,000 shares of Series B Convertible Preferred Stock ("the Series B Stock") to a limited number of accredited investors for an aggregate gross purchase price of $10.2 million. After selling commissions and expenses, Health Fitness received net proceeds of approximately $9.4 million. Pursuant to the Securities Purchase Agreement, the Series B Stock automatically converts into 5,100,000 shares of common stock on the date the SEC first declares effective a registration statement for the common stock. Health Fitness also issued to the same investors 5-year warrants (the "Warrants") to purchase 1,530,000 shares of common stock, equal to 30% of the number of shares of common stock issuable upon conversion of the Series B Stock, for $2.40 per share, subject to weighted-average anti-dilution adjustments for any future issuances or deemed issuances of equity securities for less than $2.40 per share, which, if any such future issuances were to occur, may reduce the stated exercise price of $2.40 per share.

      - On November 16, 2005, Health Fitness used approximately $5.1 million of the net proceeds from the issuance of the Series B Stock to redeem, effective as of November 15, 2005: (i) all of the outstanding shares of Series A Convertible Preferred Stock, which were convertible into 2,222,210 shares of common stock, and (ii) warrants to purchase 1,275,463 shares of common stock if exercised for cash, or 916,458 shares of common stock if exercised on a "cash-less" exercise basis, which warrants were issued to original purchaser of the Series A Convertible Preferred Stock.

            Health Fitness used substantially all of the remainder of the net proceeds from the Series B Stock to acquire HealthCalc on December 23, 2005.

The unaudited pro forma combined financial statements should be read in conjunction with the foregoing explanatory information and the accompanying explanatory notes, the historical financial statements and related notes of Health Fitness previously filed and the financial statements and related notes of HealthCalc appearing elsewhere in this Current Report on Form 8-K/A.

HEALTH FITNESS CORPORATION AND HEALTHCALC.NET, INC.
PRO FORMA COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2005
(UNAUDITED)

                                                                                                  Pro Forma
                                                                         Health                   Acquisition        Pro Forma
                                                                        Fitness     HealthCalc    Adjustments         Combined
                                                                      -----------   ----------    -----------        -----------
ASSETS

CURRENT ASSETS
      Cash                                                            $    38,031    $  72,192     (3,934,108) (a)   $(3,788,890)
                                                                                                       34,995  (a)
      Trade and other accounts receivable, net                          8,428,337      157,155        (20,176) (a)     8,565,316
      Prepaid expenses and other                                          840,576                                        840,576
      Deferred tax assets                                                 483,100                                        483,100
                                                                      -----------    ---------     ----------        -----------
                          Total current assets                          9,790,044      229,347     (3,919,289)         6,100,102

PROPERTY & EQUIPMENT, net                                                 190,581       56,540           (953) (a)       246,168
COMPUTER SOFTWARE, net                                                                              1,762,000  (a)     1,762,000

OTHER ASSETS
       Goodwill                                                         9,022,501                   4,117,851  (a)    13,140,352
       Customer contracts, net                                            248,056                      85,000  (a)       333,056
       Trademark, net                                                     228,068                     136,000  (a)       364,068
       Deferred tax assets                                                352,000                                        352,000
       Other                                                               67,720                     186,000  (a)       253,720
                                                                      -----------    ---------     ----------        -----------
                                                                      $19,898,970    $ 285,887     $2,366,609        $22,551,466
                                                                      ===========    =========     ==========        ===========

LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
       Trade accounts payable                                         $   799,167    $  41,072     $  517,555  (a)   $ 1,358,411
                                                                                                          617  (a)
       Accrued salaries, wages and payroll taxes                        1,885,032                                      1,885,032
       Other accrued liabilities                                          378,568                                        378,568
       Accrued self funded insurance                                      184,592                                        184,592
       Line of credit                                                                   27,128           (523) (a)        26,605
       Deferred revenue                                                 1,814,137       72,552         (5,905) (a)     1,880,784
                                                                      -----------    ---------     ----------        -----------
                          Total current liabilities                     5,061,496      140,752        511,744          5,713,992

COMMITMENTS & CONTINGENCIES

CONVERTIBLE PREFERRED STOCK                                             1,567,715                                      1,567,715

STOCKHOLDERS' EQUITY
       Common stock                                                       129,070        5,000          8,473  (a)       137,543
                                                                                                       (5,000) (b)
       Additional paid-in capital                                      17,982,591                   1,991,527  (a)    19,974,118

       Accumulated comprehensive income                                     6,717                                          6,717
       Accumulated earnings (deficit)                                  (4,848,619)     140,635       (140,635) (b)    (4,848,619)
       Treasury stock                                                                     (500)           500  (b)            --
                                                                      -----------    ---------     ----------        -----------
                                                                       13,269,759      145,135      1,854,865         15,269,759
                                                                      -----------    ---------     ----------        -----------
                                                                      $19,898,970    $ 285,887     $2,366,609        $22,551,466
                                                                      ===========    =========     ==========        ===========

HEALTH FITNESS CORPORATION AND HEALTHCALC.NET, INC.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2005
(UNAUDITED)

                                                                                                   Pro Forma
                                                                         Health                    Acquisition       Pro Forma
                                                                         Fitness      HealthCalc   Adjustments        Combined
                                                                     --------------   ----------   -----------       -----------
REVENUE                                                                $ 40,607,994   $1,816,821   $ (493,031) (c)   $41,931,784
COSTS OF REVENUE                                                         30,216,762      447,864     (493,031) (c)    30,171,595
                                                                       ------------   ----------   ----------        -----------
GROSS PROFIT                                                             10,391,232    1,368,957                      11,760,189

OPERATING EXPENSES
      Salaries                                                            4,243,782      877,812                       5,121,594
      Other selling, general and administrative                           2,625,037      314,166       13,897  (d)     3,217,400
                                                                                                      264,300  (g)
      Amortization of acquired intangible assets                            659,432                    85,000  (e)       792,732
                                                                                                       20,400  (f)
                                                                                                       27,900  (h)
                                                                       ------------   ----------   ----------        -----------
                             Total operating expenses                     7,528,251    1,191,978      411,497         9,131,726
                                                                       ------------   ----------   ----------        -----------

OPERATING INCOME                                                          2,862,981      176,979     (411,497)         2,628,463

OTHER INCOME (EXPENSE)
      Interest expense                                                      (24,214)      (3,095)                        (27,309)
      Other, net                                                             (4,394)                                      (4,394)
                                                                       ------------   ----------   ----------        -----------

EARNINGS BEFORE INCOME TAXES                                              2,834,373      173,884     (411,497)         2,596,760
INCOME TAX EXPENSE (BENEFIT)                                              1,133,749                   (95,045) (i)     1,038,704
                                                                       ------------   ----------   ----------        -----------

NET EARNINGS                                                              1,700,624      173,884     (316,452)         1,558,056

      Dividend to preferred shareholders                                     68,019                                       68,019
                                                                       ------------   ----------   ----------        -----------

NET EARNINGS TO COMMON SHAREHOLDERS                                    $  1,632,605   $  173,884   $ (316,452)       $ 1,490,037
                                                                       ============   ==========   ==========        ===========

NET EARNINGS PER SHARE
      Basic                                                            $       0.13                                  $      0.11
      Diluted                                                          $       0.10                            (j)   $      0.09

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
      Basic                                                              12,704,035                            (k)    13,551,316
      Diluted                                                            16,633,799                            (k)    17,481,080

HEALTH FITNESS CORPORATION AND HEALTHCALC.NET, INC.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
(UNAUDITED)

                                                                                              Pro Forma
                                                                    Health                    Acquisition          Pro Forma
                                                                    Fitness     HealthCalc    Adjustments           Combined
                                                                --------------  ----------    -----------         ------------
REVENUE                                                           $52,454,668   $1,876,470      (246,780)  (c)    $ 54,084,358
COSTS OF REVENUE                                                   38,995,451      538,296      (246,780)  (c)      39,286,967
                                                                  -----------   ----------    ----------          ------------
GROSS PROFIT                                                       13,459,217    1,338,174                          14,797,391

OPERATING EXPENSES
      Salaries                                                      5,600,203    1,091,200                           6,691,403
      Other selling, general and administrative                     3,440,134      275,261        18,529   (d)       4,086,324
                                                                                                 352,400   (g)
      Amortization of acquired intangible assets                      878,333                     85,000   (e)       1,027,733
                                                                                                  27,200   (f)
                                                                                                  37,200   (h)
                                                                  -----------   ----------    ----------          ------------
                         Total operating expenses                   9,918,670    1,366,461       520,329            11,805,460
                                                                  -----------   ----------    ----------          ------------

OPERATING INCOME (LOSS)                                             3,540,547      (28,287)     (520,329)            2,991,931

OTHER INCOME (EXPENSE)
      Interest expense                                               (465,571)      (4,537)                           (470,108)
      Interest costs - early debt repayment                          (474,669)          --                            (474,669)
      Other, net                                                        1,642        6,113                               7,755
                                                                  -----------   ----------    ----------          ------------

EARNINGS (LOSS) BEFORE INCOME TAXES                                 2,601,949      (26,711)     (520,329)            2,054,909
INCOME TAX EXPENSE (BENEFIT)                                          927,929                   (218,816)  (i)         709,113
                                                                  -----------   ----------    ----------          ------------

NET EARNINGS (LOSS)                                                 1,674,020      (26,711)     (301,513)            1,345,796

      Dividend to preferred shareholders                               86,400                                           86,400
                                                                  -----------                                     ------------

NET EARNINGS (LOSS) TO COMMON SHAREHOLDERS                        $ 1,587,620   $  (26,711)   $ (301,513)         $  1,259,396
                                                                  ===========   ==========    ==========          ============

NET EARNINGS PER SHARE
      Basic                                                       $      0.13                                     $       0.09
      Diluted                                                     $      0.10                              (j)    $       0.08

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
      Basic                                                        12,503,345                              (k)      13,350,626
      Diluted                                                      16,151,017                              (k)      16,998,298

HEALTH FITNESS CORPORATION AND HEALTHCALC.NET, INC.
NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE A - BASIS OF PRESENTATION

    This pro forma financial information reflects the pro forma results of Health Fitness Corporation's (Health Fitness) acquisition of HealthCalc.Net, Inc. (HealthCalc). On December 23, 2005, Health Fitness acquired all of the capital stock of HealthCalc for $6 million in cash and stock with the potential for additional amounts to be paid under an earn-out provision based upon HealthCalc achieving certain revenue objectives for calendar year 2006 (the Transaction). Assets acquired by Health Fitness as a result of the Transaction consist primarily of customer contracts, trademarks and tradenames, software and other health and wellness intangibles.

    The unaudited pro forma combined financial statements (Pro Forma Financial Statements) give effect to the Transaction (using the purchase method of accounting) as of September 30, 2005 for the accompanying pro forma combined balance sheet, and as of January 1, 2005 for the accompanying pro forma combined statement of operations for the nine months ended September 30, 2005, and January 1, 2004 for the accompanying pro forma combined statement of operations for the year ended December 31, 2004. The Pro Forma Financial Statements are presented for illustrative purposes only and should not be construed as indicative of the financial condition or results of operations that Health Fitness would have reported had Health Fitness and HealthCalc in fact been combined as of September 30, 2005 or as of the beginning of the periods covered in the Pro Forma Financial Statements, as the case may be, or of the financial results or prospects of the combined businesses subsequent to September 30, 2005.

    These pro forma combined financial statements should be read in conjunction with the explanatory paragraph preceding the Pro Forma Financial Statements, the Consolidated Financial Statements contained in Health Fitness' Annual Report on form 10-K for the year ended December 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, as well as the Financial Statements and related Notes of HealthCalc appearing elsewhere in this Current Report on Form 8-K/A.

NOTE B - PRO FORMA ADJUSTMENTS

(a) On December 23, 2005, Health Fitness acquired all of the capital stock of HealthCalc. Health Fitness paid $3.9 million in cash and issued $2 million in common stock, representing 847,281 shares, to HealthCalc's shareholders at the closing of the acquisition. Health Fitness may become obligated to pay or issue, as the case may be, an additional amount of up to $2 million in cash, common stock, or a combination thereof, to HealthCalc's shareholders under a 12-month, earn-out formula based upon HealthCalc achieving certain revenue objectives for fiscal year 2006.

      The following purchase price allocation represents a preliminary estimate of the fair market value of the assets acquired from HealthCalc. This preliminary estimate of fair market values, which are subject to adjustment, were determined through an independent appraisal in accordance with Statement of Financial Accounting Standards No. 142:

PURCHASE PRICE
Cash price paid                                     $3,934,108
Common stock issued                                  2,000,000
Acquisition costs                                      517,555
Cash acquired                                         (107,187)
Liabilities assumed                                    134,941
                                                    ----------

             Total purchase price                   $6,479,417
                                                    ----------

PURCHASE PRICE ALLOCATION
1.  Accounts receivable                                136,979
2.  Property and equipment                              55,587
3.  Computer software                                1,762,000
4.  Customer contracts                                  85,000
5.  Trademark/Tradenames                               136,000
6.  Other intangibles                                  186,000
                                                    ----------
         Excess of cost over assets acquired        $4,117,851
                                                    ==========

      1. Accounts receivable represents amounts owed from customers, less amounts previously owed by Health Fitness.

      2. Property and equipment acquired consists of computer equipment, office furniture and fixtures.

      3. Computer software represents the value assigned to a proprietary web-based technology system that delivers health and wellness tools and services to customers.

      4. Customer contracts represent the value assigned to HealthCalc customer contracts.

      5. Trademark/tradenames represents the value assigned to the trademark "HealthCalc" and various tradenames used within the computer software that was acquired by Health Fitness.

      6. Other intangible represents the value assigned to HealthCalc's customer list.

(b)   To eliminate HealthCalc equity:

          Common stock                           $5,000
          Accumulated earnings (deficit)        140,635
          Treasury stock                           (500)

(c) To eliminate revenue and cost of revenue deductions related to services provided by HealthCalc to Health Fitness customers.

(d) To record additional depreciation over three years relating to $55,587 of acquired property and equipment.

(e) To record additional amortization over eight months (weighted average remaining contract life) relating to $85,000 fair value assigned to acquired customer contracts.

(f) To record additional amortization over five years relating to $136,000 fair value assigned to an acquired trademark and tradenames.

(g) To record additional depreciation over five years relating to $1,762,000 fair value assigned to computer software.

(h) To record additional amortization over five years relating to $186,000 fair value assigned to other intangibles consisting primarily of customer lists.

(i) To record additional tax expense (benefit) related to HealthCalc's status as a Subchapter S corporation in addition to the pro forma change in earnings (loss) before taxes.

(j) Diluted earnings per share on a pro forma combined basis is determined using net earnings before subtracting the dividend to preferred shareholders, which assumes that the preferred shareholders have converted their investment to common stock.


(k) Basic and diluted weighted average shares outstanding include 847,281 shares issued to HealthCalc shareholders, which have not been adjusted for the issuance of the Series B Stock or the redemption of the Series A Convertible Preferred Stock.